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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 17, 2004
                Date of Report (date of earliest event reported)

                               FRANKLIN BANK CORP.
             (Exact name of Registrant as specified in its charter)

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
           DELAWARE                                                    11-3626383
(State or other jurisdiction of            000-50518                (I.R.S. Employer
incorporation or organization)      (Commission File Number)     Identification Number)
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                         9800 RICHMOND AVENUE, SUITE 680
                              HOUSTON, TEXAS 77042
                    (Address of principal executive offices)


                                 (713) 339-8900
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) The following exhibits are being furnished herewith:

  EXHIBIT
    No.      EXHIBIT DESCRIPTION
  -------    -------------------
    99.1     Press release text of Franklin Bank Corp. dated February 17, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The attached Press Release discussing Franklin Bank Corp.'s results for the year and quarter ended December 31, 2003 is furnished herewith as Exhibit
99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and such exhibit and information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FRANKLIN BANK CORP.

 Date: February 17, 2004                      By:  /s/  RUSSELL MCCANN
                                                 ----------------------------
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


  EXHIBIT
  NUMBER     DESCRIPTION
  -------    -----------
    99.1     Press Release issued February 17, 2004.


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